UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-22621

Cohen & Steers Real Assets Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2019

Item 1. Reports to Stockholders.

COHEN & STEERS REAL ASSETS FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2019. The total returns for Cohen & Steers Real Assets Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2019
Cohen & Steers Real Assets Fund:
Class A	11.99%
Class C	11.64%
Class I	12.17%
Class R	11.93%
Class Z	12.19%
Blended Benchmark[a]	11.37%
Consumer Price Index +4%[a]	3.02%
MSCI World Index—net[a]	16.98%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

[a]	For benchmark descriptions, see page 6.

COHEN & STEERS REAL ASSETS FUND, INC.

Market Review

Real assets delivered solid gains to investors in the first half of the year, a period with volatile interludes. Coming off a downturn in late 2018, positive first-quarter company earnings reports and mostly favorable economic data set equity markets up for early gains, and crude oil rallied on supply cuts from key producer Saudi Arabia. But risk assets abruptly reversed course in April and May as global trade and political tensions escalated and signs mounted of a synchronized global economic slowdown. These developments took many investors by surprise, and they responded by shedding stocks and commodities and buying U.S. government debt instead. Gold prices also moved higher, ending the period near a six-year high, as investors shifted funds into safe-haven assets to hedge against macroeconomic and geopolitical uncertainty.

By June, stocks and other cyclical assets were back in favor, aided by indications that the Federal Reserve would begin to reduce interest rates to support the slowing U.S. economy. This culminated in the best June performance for U.S. stocks since 1955 and marked the 10th year of the equity bull market. Against this occasionally tense backdrop, real assets ended the first half of the year with positive total returns, defending particularly well during the spring selloff, but underperformed the broad global stock market.

Fund Performance

The Fund had a positive total return for the period and outperformed its blended benchmark.

After rallying in the first quarter on speculation that central banks would actively support slowing economies, the performance of commodities by the end of the second quarter fell short of the broader real assets category. Global trade tensions and ongoing evidence of flagging growth in multiple countries dominated markets during the period, leaving commodities generally more vulnerable than usual to headline risk. Security selection in the Fund’s commodity sleeve aided relative performance during the period, in part due to an overweight in the petroleum sector.

The Fund’s overweight and stock selection in global natural resource stocks also helped relative performance. Agribusiness shares, where the Fund was overweight, were a key performance driver. Producers of dietary protein, such as Tyson Foods, benefited from a pork supply shortfall in China, which grappled with an epidemic of African swine fever that devastated its livestock herd and boosted demand for foreign pork and substitute proteins. Stock selection in energy also helped performance, as the Fund was overweight in the American depositary receipts of Gazprom, Russia’s largest company and the world’s leading exporter of natural gas, which reported strong earnings, increased its dividend, and signaled a possible new round of key management changes.

Global real estate had strong returns, even as U.S. names began to lag toward the end of June. Stock selection was favorable, starting with our decision not to own mall owner Simon Property Group, which performed poorly during the period along with other retail landlords globally. An overweight position in Invitation Homes, the largest public owner of single-family rentals, was also a leading contributor to performance, benefiting from improving fundamentals in the sector. Stock selection in favor of U.S.-based technology REITs, such as cell towers and data centers, which rallied on the secular growth trend brought by greater wireless data consumption, also supported performance.

COHEN & STEERS REAL ASSETS FUND, INC.

Global infrastructure delivered positive total returns, particularly during the market challenges of April and May, and the group outperformed the blended benchmark for the six-month period. The Fund’s underweight in the asset class modestly detracted from relative performance. Favorable stock selection in electric utilities helped performance. The Fund did not own Pacific Gas & Electric, which filed for bankruptcy due to liabilities from California wildfires, and held an out-of-index position in Spain-based Iberdrola, which attracted investors with its dividend characteristics. Stock selection and underweight allocation to toll roads weighed on performance. The Fund did not invest in Australia’s Transurban, an interest rate-sensitive name that rallied as Australia’s central bank lowered interest rates for the first time in three years.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of commodities contracts with the intention of enhancing total returns. These contracts significantly contributed to the Fund’s total return for the six-month period ended June 30, 2019.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund’s investments in foreign securities contributed to absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund’s investments denominated in foreign currencies are subject to foreign currency risk. Overall, other currencies modestly appreciated against the U.S. dollar. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a net tailwind for absolute returns.

Sincerely,

VINCENT L. CHILDERS	JON CHEIGH	BENJAMIN ROSS
Portfolio Manager	Portfolio Manager	Portfolio Manager

NICK KOUTSOFTAS	BEN MORTON	CHRISTOPHER RHINE
Portfolio Manager	Portfolio Manager	Portfolio Manager

COHEN & STEERS REAL ASSETS FUND, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2019

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	-1.63%[a]	1.35%[b]	—	—	—
1 Year (without sales charge)	3.00%	2.35%	3.40%	2.86%	3.41%
5 Years (with sales charge)	-2.04%[a]	-1.81%	—	—	—
5 Years (without sales charge)	-1.14%	-1.81%	-0.83%	-1.31%	-0.82%
Since Inception[c] (with sales charge)	-0.32%[a]	-0.38%	—	—	—
Since Inception[c] (without sales charge)	0.30%	-0.38%	0.62%	0.14%	0.56%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2019 prospectus were as follows: Class A—1.55% and 1.16%; Class C—2.20% and 1.81%; Class I—1.27% and 0.81%; Class R—1.70% and 1.31%; and Class Z—1.20% and 0.81%. Through June 30, 2021, the investment advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund’s total annual operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class I shares, 1.30% for Class R shares and 0.80% for Class Z shares. This contractual agreement can only be amended or terminated at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)—(Continued)

The Blended Benchmark consists of 27.5% FTSE EPRA Nareit Developed Real Estate Index—net, 27.5% Bloomberg Commodity Total Return Index, 15% S&P Global Natural Resources Index—net, 10% ICE BofAML 1-3 Year US Corporate Index, 5% Gold Spot price and 15% Dow Jones Brookfield Global Infrastructure Index. The FTSE EPRA Nareit Developed Real Estate Index—net is an unmanaged market-capitalization-weighted total-return index, which consists of publicly traded equity real estate investment trusts (REITs) and listed property companies from developed markets and is net of dividend withholding taxes. The Bloomberg Commodity Total Return Index is a broadly diversified index that tracks the commodity markets through commodity futures contracts. The index is made up of exchange-traded futures on physical commodities, which are weighted to account for economic significance and market liquidity. The S&P Global Natural Resources Index—net includes the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements and is net of dividend withholding taxes. The ICE BofAML 1-3 Year U.S. Corporate Index tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market, with a remaining term to final maturity of less than 3 years. Gold is represented by the Gold Spot price in U.S. Dollars per Troy ounce. The Dow Jones Brookfield Global Infrastructure Index is a float-adjusted market-capitalization-weighted index that measures performance of globally domiciled companies that derive more than 70% of their cash flows from infrastructure lines of business. The Consumer Price Index (CPI) is a broad measure of average price changes for a diverse basket of goods and services. The CPI is focused on items typically purchased by urban consumers, across diverse households and geographies. The benchmark is represented by the change in the CPI+4% per year. The MSCI World Index—net is a free-float-adjusted index that measures performance of large- and mid-capitalization companies representing developed market countries and is net of dividend withholding taxes.

[a]	Reflects a 4.50% front-end sales charge.
[b]	Reflects a contingent deferred sales charge of 1.00%.
[c]	Inception date of January 31, 2012.

COHEN & STEERS REAL ASSETS FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019—June 30, 2019.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS REAL ASSETS FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period[a] January 1, 2019— June 30, 2019
Class A
Actual (11.99% return)	$1,000.00	$1,119.90	$6.04
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.09	$5.76

Class C
Actual (11.64% return)	$1,000.00	$1,116.40	$9.45
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.87	$9.00

Class I
Actual (12.17% return)	$1,000.00	$1,121.70	$4.21
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.83	$4.01

Class R
Actual (11.93% return)	$1,000.00	$1,119.30	$6.83
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.35	$6.51

Class Z
Actual (12.19% return)	$1,000.00	$1,121.90	$4.21
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.83	$4.01

[a]

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.15%, 1.80%, 0.80%, 1.30% and 0.80%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS REAL ASSETS FUND, INC.

June 30, 2019

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets

SPDR Gold MiniShares Trust	$1,959,919	1.5
Tyson Foods, Inc., Class A	1,937,679	1.5
iShares Gold Trust ETF	1,878,930	1.5
Welltower, Inc.	1,813,961	1.4
Prologis, Inc.	1,577,089	1.2
UDR, Inc.	1,540,041	1.2
Public Storage	1,515,952	1.2
Royal Dutch Shell PLC, Class B (GBP)	1,323,125	1.0
BHP Group PLC (GBP)	1,311,998	1.0
Sun Hung Kai Properties Ltd.	1,187,322	0.9

[a]

Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Consolidated Schedule of Investments for additional details on such other positions.

Strategy Breakdownb

(Unaudited)

[b]	The strategy breakdown is expressed as an approximate percentage of the Fund’s total long-term investments inclusive of derivative exposure.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2019 (Unaudited)

		Shares	Value
COMMON STOCK	60.9%
AUSTRALIA	4.0%
AIRPORTS	0.2%
Sydney Airport		36,488	$205,956

ELECTRIC—REGULATED ELECTRIC	0.2%
Spark Infrastructure Group		126,244	215,370

MATERIALS—METALS & MINING	2.3%
BHP Group PLC (GBP)		51,271	1,311,998
Fortescue Metals Group Ltd.		30,154	190,950
Newcrest Mining Ltd.		27,632	619,799
Rio Tinto Ltd.		10,640	775,068

			2,897,815

PIPELINES—C-CORP	0.1%
APA Group		22,773	172,668

REAL ESTATE—DIVERSIFIED	1.2%
Charter Hall Group		89,395	679,688
Mirvac Group		421,552	926,326

			1,606,014

TOTAL AUSTRALIA			5,097,823

AUSTRIA	0.2%
REAL ESTATE—DIVERSIFIED
CA Immobilien Anlagen AG		5,927	217,689

BELGIUM	0.2%
ELECTRIC—REGULATED ELECTRIC	0.2%
Elia System Operator SA/NV		3,435	253,105

REAL ESTATE—RESIDENTIAL	0.0%
Aedifica SA		449	42,836

TOTAL BELGIUM			295,941

BRAZIL	0.7%
CONSUMER—NON-CYCLICAL—FOOD PRODUCTS	0.2%
BRF SA, ADR (USD)[a]		39,219	298,064

ELECTRIC—REGULATED ELECTRIC	0.0%
Neoenergia Sa		11,366	46,323

MATERIALS—METALS & MINING	0.5%
Vale SA, ADR (USD)		44,631	599,841

TOTAL BRAZIL			944,228

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
CANADA	4.3%
ELECTRIC—INTEGRATED ELECTRIC	0.1%
Emera, Inc.		3,865	$157,929

ENERGY—OIL & GAS	0.6%
Canadian Natural Resources Ltd.		10,810	291,475
Encana Corp.		21,214	108,828
Suncor Energy, Inc.		12,809	399,563

			799,866

GAS DISTRIBUTION	0.1%
AltaGas Canada, Inc.		5,751	105,091

MATERIALS	1.5%
CHEMICALS	0.8%
Nutrien Ltd.		19,111	1,021,674

METALS & MINING	0.7%
Barrick Gold Corp.		9,244	145,778
Franco-Nevada Corp.		4,945	419,714
Wheaton Precious Metals Corp.		14,110	341,180

			906,672

TOTAL MATERIALS			1,928,346

PIPELINES—C-CORP	1.3%
Enbridge, Inc.		25,834	933,105
Keyera Corp.		5,630	144,883
TC Energy Corp.		12,078	598,758

			1,676,746

REAL ESTATE	0.7%
OFFICE	0.3%
Allied Properties REIT		9,778	353,697

RESIDENTIAL	0.4%
Boardwalk REIT		17,395	529,202

TOTAL REAL ESTATE			882,899

TOTAL CANADA			5,550,877

CHILE	0.4%
MATERIALS—METALS & MINING
Lundin Mining Corp. (CAD)		102,657	565,199

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
CHINA	1.1%
CONSUMER—NON-CYCLICAL	0.3%
Luckin Coffee, Inc., ADR (USD)[a]		23,045	$449,147

GAS DISTRIBUTION	0.3%
Enn Energy Holdings Ltd. (HKD)		23,857	232,105
Towngas China Co., Ltd. (HKD)		150,000	108,107

			340,212

MARINE PORTS	0.1%
COSCO SHIPPING Ports Ltd. (HKD)		138,000	136,204

REAL ESTATE—DIVERSIFIED	0.3%
China Overseas Land & Investment Ltd. (HKD)		98,000	361,304

WATER	0.1%
Guangdong Investment Ltd. (HKD)		65,339	129,311

TOTAL CHINA			1,416,178

FRANCE	2.4%
AIRPORTS	0.1%
Aeroports de Paris		1,106	195,185

ENERGY—OIL & GAS	0.9%
Total SA		20,503	1,148,796

RAILWAYS	0.2%
Getlink SE		14,741	236,176

REAL ESTATE	0.6%
DIVERSIFIED	0.2%
Covivio		3,003	314,324

RETAIL	0.4%
Klepierre SA		13,517	453,113

TOTAL REAL ESTATE			767,437

TOLL ROADS	0.6%
Vinci SA		7,114	728,525

TOTAL FRANCE			3,076,119

GERMANY	1.2%
REAL ESTATE
OFFICE	0.1%
Alstria Office REIT AG		11,248	182,131

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
RESIDENTIAL	1.1%
ADO Properties SA, 144Ab		2,885	$119,346
Deutsche Wohnen SE		11,075	406,389
LEG Immobilien AG		7,677	865,968

			1,391,703

TOTAL GERMANY			1,573,834

HONG KONG	3.3%
CONSUMER STAPLES—FOOD	0.4%
WH Group Ltd., 144Ab		572,845	580,787

REAL ESTATE	2.9%
DIVERSIFIED	2.0%
New World Development Co., Ltd.		509,611	797,195
Sun Hung Kai Properties Ltd.		70,000	1,187,322
Swire Properties Ltd.		147,200	594,513

			2,579,030

RETAIL	0.9%
Link REIT		89,500	1,099,888

TOTAL REAL ESTATE			3,678,918

TOTAL HONG KONG			4,259,705

ITALY	0.4%
COMMUNICATIONS—TOWERS	0.2%
Infrastrutture Wireless Italiane S.p.A., 144Ab		24,545	240,864

ENERGY—OIL & GAS	0.2%
Eni S.p.A.		17,346	288,091

TOTAL ITALY			528,955

JAPAN	4.1%
GAS DISTRIBUTION	0.2%
Tokyo Gas Co., Ltd.		8,000	188,285

INDUSTRIAL—MACHINERY	0.4%
Kubota Corp.		30,897	513,828

MATERIALS—METALS & MINING	0.2%
JFE Holdings, Inc.		6,115	89,755
Nippon Steel & Sumitomo Metal Corp.		12,419	212,983

			302,738

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
RAILWAYS	0.1%
West Japan Railway Co.		1,600	$129,347

REAL ESTATE	3.2%
DIVERSIFIED	2.6%
Activia Properties, Inc.		66	287,103
Invincible Investment Corp.		799	413,525
Mitsubishi Estate Co., Ltd.		37,186	691,536
NIPPON REIT Investment Corp.		67	260,381
Nomura Real Estate Master Fund, Inc.		198	304,305
Orix JREIT, Inc.		217	395,698
Sumitomo Realty & Development Co., Ltd.		14,100	503,240
Tokyu Fudosan Holdings Corp.		74,346	410,294

			3,266,082

INDUSTRIALS	0.2%
Nippon Prologis REIT, Inc.		113	260,870

OFFICE	0.3%
Nippon Building Fund, Inc.		57	390,168

RESIDENTIAL	0.1%
Daiwa House REIT Investment Corp.		74	178,523

TOTAL REAL ESTATE			4,095,643

TOTAL JAPAN			5,229,841

LUXEMBOURG	0.1%
COMMUNICATIONS—SATELLITES
SES SA		4,188	65,480

MEXICO	0.2%
AIRPORTS	0.1%
Grupo Aeroportuario del Pacifico SAB de CV, Class B		13,634	141,982

PIPELINES—C-CORP	0.1%
Infraestructura Energetica Nova SAB de CV		26,207	103,128

TOTAL MEXICO			245,110

NETHERLANDS	1.4%
ENERGY—INTEGRATED OIL & GAS	1.0%
Royal Dutch Shell PLC, Class B (GBP)		40,367	1,323,125

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
REAL ESTATE—DATA CENTERS	0.4%
InterXion Holding NV (USD)[a]		6,300	$479,367

TOTAL NETHERLANDS			1,802,492

NORWAY	1.1%
CONSUMER—NON-CYCLICAL—FOOD PRODUCTS	0.4%
Marine Harvest ASA[a]		20,421	477,462

ENERGY—OIL & GAS	0.1%
Equinor ASA		4,317	85,247

MATERIALS—CHEMICALS	0.3%
Yara International ASA		9,167	444,678

REAL ESTATE—OFFICE	0.3%
Entra ASA, 144Ab		23,399	359,333

TOTAL NORWAY			1,366,720

RUSSIA	0.9%
ENERGY—OIL & GAS	0.6%
Gazprom PJSC OAO, ADR (USD)		72,578	531,707
Lukoil PJSC, ADR (USD)		2,634	222,362

			754,069

MATERIALS—METALS & MINING	0.3%
MMC Norilsk Nickel PJSC, ADR (USD)		16,600	376,986

TOTAL RUSSIA			1,131,055

SINGAPORE	0.7%
CONSUMER STAPLES—FOOD PRODUCTS	0.3%
Wilmar International Ltd.		144,830	396,061

REAL ESTATE—DIVERSIFIED	0.4%
City Developments Ltd.		62,300	436,054

TOTAL SINGAPORE			832,115

SOUTH AFRICA	0.6%
MATERIALS
Anglo American PLC (GBP)		27,747	790,901

SOUTH KOREA	0.3%
MATERIALS—METALS & MINING
POSCO		1,559	330,122

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
SPAIN	0.6%
ELECTRIC—INTEGRATED ELECTRIC	0.2%
Iberdrola SA		27,301	$272,131

ENERGY	0.1%
Repsol SA		5,153	80,773

REAL ESTATE	0.3%
DIVERSIFIED	0.1%
Merlin Properties Socimi SA		10,819	150,088

OFFICE	0.2%
Inmobiliaria Colonial Socimi SA		20,371	226,890

TOTAL REAL ESTATE			376,978

TOTAL SPAIN			729,882

SWEDEN	0.6%
REAL ESTATE
DIVERSIFIED	0.4%
Castellum AB		16,052	306,912
Fastighets AB Balder, Class Ba		5,643	188,989

			495,901

RETAIL	0.2%
Catena AB		7,894	248,224

TOTAL SWEDEN			744,125

SWITZERLAND	0.2%
MATERIALS—METALS & MINING
Glencore PLC (GBP)		71,393	247,834

UNITED KINGDOM	2.5%
ENERGY—OIL & GAS	0.9%
BP PLC		158,224	1,102,337

INDUSTRIAL—MACHINERY	0.1%
CNH Industrial NV (EUR)		7,781	79,789

REAL ESTATE	1.2%
DIVERSIFIED	0.3%
British Land Co., PLC		33,088	226,236
LondonMetric Property PLC		88,819	237,999

			464,235

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
HEALTH CARE	0.1%
Assura PLC		237,277	$192,248

INDUSTRIALS	0.3%
Segro PLC		40,596	376,454

RESIDENTIAL	0.2%
UNITE Group PLC		18,785	232,477

SELF STORAGE	0.3%
Big Yellow Group PLC		13,560	170,397
Safestore Holdings PLC		22,348	174,116

			344,513

TOTAL REAL ESTATE			1,609,927

WATER—WATER UTILITIES	0.3%
United Utilities Group PLC		43,191	429,369

TOTAL UNITED KINGDOM			3,221,422

UNITED STATES	29.4%
COMMUNICATIONS—TOWERS	2.1%
American Tower Corp.		4,978	1,017,752
Crown Castle International Corp.		5,338	695,808
SBA Communications Corp.[a]		4,414	992,444

			2,706,004

CONSUMER—NON-CYCLICAL	2.6%
AGRICULTURE	0.7%
Archer-Daniels-Midland Co.		15,022	612,898
Bunge Ltd.		5,029	280,165

			893,063

FOOD PRODUCTS	1.9%
Hershey Co.		1,781	238,708
Pilgrim’s Pride Corp.[a]		8,185	207,817
Tyson Foods, Inc., Class A		23,999	1,937,679

			2,384,204

TOTAL CONSUMER—NON-CYCLICAL			3,277,267

ELECTRIC	1.1%
INTEGRATED ELECTRIC	0.4%
Evergy, Inc.		4,236	254,795
FirstEnergy Corp.		8,058	344,963

			599,758

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
REGULATED ELECTRIC	0.7%
Alliant Energy Corp.		6,569	$322,407
CenterPoint Energy, Inc.		10,602	303,535
Edison International		3,639	245,305

			871,247

TOTAL ELECTRIC			1,471,005

ENERGY—OIL & GAS	2.0%
Chevron Corp.		7,820	973,121
Cimarex Energy Co.		1,734	102,878
Diamondback Energy, Inc.		3,150	343,255
EOG Resources, Inc.		3,161	294,479
Marathon Petroleum Corp.		15,158	847,029

			2,560,762

GAS DISTRIBUTION	0.2%
Atmos Energy Corp.		1,999	211,015

GOLD	3.0%
iShares Gold Trust ETF[a]		139,180	1,878,930
SPDR Gold MiniShares Trust[a]		139,100	1,959,919

			3,838,849

INDUSTRIAL—MACHINERY	0.3%
Deere & Co.		2,640	437,474

MATERIALS	1.1%
CHEMICALS	0.9%
CF Industries Holdings, Inc.		7,965	372,045
FMC Corp.		7,514	623,286
Mosaic Co.		4,379	109,607

			1,104,938

METALS & MINING	0.2%
Newmont Mining Corp.		7,026	270,290

TOTAL MATERIALS			1,375,228

PIPELINES	1.9%
PIPELINES—C-CORP	1.5%
Antero Midstream Corp.		9,228	105,753
Cheniere Energy, Inc.[a]		7,401	506,599
Kinder Morgan, Inc.		13,639	284,782

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
Plains GP Holdings LP, Class A		12,368	$308,829
Targa Resources Corp.		8,170	320,754
Williams Cos., Inc.		15,369	430,947

			1,957,664

PIPELINES—MLP	0.4%
Energy Transfer LP		12,834	180,703
Enterprise Products Partners LP		10,337	298,429

			479,132

TOTAL PIPELINES			2,436,796

REAL ESTATE	14.8%
DATA CENTERS	1.2%
CyrusOne, Inc.		13,727	792,322
Equinix, Inc.		1,520	766,521

			1,558,843

HEALTH CARE	1.8%
Sabra Health Care REIT, Inc.		20,598	405,575
Welltower, Inc.		22,249	1,813,961

			2,219,536

HOTEL	0.9%
Park Hotels & Resorts, Inc.		23,163	638,372
Pebblebrook Hotel Trust		16,369	461,279

			1,099,651

INDUSTRIALS	1.5%
Americold Realty Trust		11,268	365,309
Prologis, Inc.		19,689	1,577,089

			1,942,398

NET LEASE	1.2%
VEREIT, Inc.		103,734	934,643
VICI Properties, Inc.		29,288	645,508

			1,580,151

OFFICE	1.0%
Columbia Property Trust, Inc.		17,476	362,452
Kilroy Realty Corp.		12,452	919,082

			1,281,534

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
RESIDENTIAL	3.7%
APARTMENT	2.0%
Essex Property Trust, Inc.		3,531	$1,030,805
UDR, Inc.		34,307	1,540,041

			2,570,846

MANUFACTURED HOME	0.9%
Equity LifeStyle Properties, Inc.		5,198	630,725
Sun Communities, Inc.		4,377	561,088

			1,191,813

SINGLE FAMILY	0.8%
Invitation Homes, Inc.		37,237	995,345

TOTAL RESIDENTIAL			4,758,004

SELF STORAGE	1.9%
Extra Space Storage, Inc.		8,912	945,563
Public Storage		6,365	1,515,952

			2,461,515

SHOPPING CENTERS	1.6%
COMMUNITY CENTER	0.6%
Regency Centers Corp.		8,182	546,067
SITE Centers Corp.		17,224	228,046
Weingarten Realty Investors		515	14,121

			788,234

FREE STANDING	0.6%
Realty Income Corp.		10,168	701,287

REGIONAL MALL	0.4%
Macerich Co. (The)		10,918	365,644
Taubman Centers, Inc.		3,273	133,636

			499,280

TOTAL SHOPPING CENTERS			1,988,801

TOTAL REAL ESTATE			18,890,433

WATER	0.3%
American Water Works Co., Inc.		3,863	448,108

TOTAL UNITED STATES			37,652,941

TOTAL COMMON STOCK (Identified cost—$65,377,500)			77,916,588

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	0.2%
UNITED STATES	0.2%
BANKS
GMAC Capital Trust I, 8.303% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)[c]		8,059	$210,581

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$204,114)			210,581

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	9.0%
FRANCE	0.3%
BANKS—FOREIGN
Credit Agricole SA, 8.375% to 10/13/19, 144A (USD)[b,d,g]		$400,000	403,200

JAPAN	1.3%
INSURANCE
LIFE/HEALTH INSURANCE—FOREIGN	0.7%
Dai-ichi Life Insurance Co., Ltd., 7.25% to 7/25/21, 144A (USD)[b,d,g]		850,000	917,235

PROPERTY CASUALTY—FOREIGN	0.6%
Mitsui Sumitomo Insurance Co., Ltd., 7.00% to 3/15/22, due 3/15/72, 144A (USD)[b,d]		700,000	764,939

TOTAL JAPAN			1,682,174

SWITZERLAND	0.2%
INSURANCE-REINSURNACE—FOREIGN
Aquarius & Investments PLC, 6.375% to 9/1/19, due 9/1/24 (USD)[d,e,f]		200,000	201,321

UNITED STATES	7.2%
BANKS	1.3%
Citigroup, Inc., 6.125% to 11/15/20, Series Rd,g		460,000	472,811
Goldman Sachs Group, Inc./The, 4.332% (3 Month US LIBOR + 1.75%), due 10/28/27, Series GMTN (FRN)[c]		100,000	102,115
JPMorgan Chase & Co., 5.30% to 5/1/20, Series Zd,g		200,000	202,357
PNC Financial Services Group, Inc., 6.75% to 8/1/21, Series Od,g		375,000	400,369

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Principal Amount		Value
Wells Fargo & Co., 6.180% (3 Month US LIBOR + 3.77%), Series K (FRN)[c,g]		$465,000		$468,092

				1,645,744

ELECTRIC—INTEGRATED ELECTRIC	0.3%
Dominion Energy, Inc., 2.715%, due 8/15/21		180,000		180,293
Dominion Energy, Inc., 3.071%, due 8/15/24		180,000		181,464

				361,757

FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.6%
Caterpillar Financial Services Corp., 3.15%, due 9/7/21, Series MTN		175,000		178,486
Ford Motor Credit Co. LLC, 2.459%, due 3/27/20		200,000		199,447
Ford Motor Credit Co. LLC, 4.25%, due 9/20/22		200,000		205,127
GE Capital International Funding Co., 2.342%, due 11/15/20		200,000		199,077

				782,137

INDUSTRIAL	0.2%
General Electric Co., 4.375%, due 9/16/20, Series MTN		160,000		163,472
John Deere Capital Corp., 3.20%, due 1/10/22, Series MTN		100,000		102,711

				266,183

INSURANCE—LIFE/HEALTH INSURANCE	0.3%
Prudential Financial, Inc., 5.875% to 9/15/22, due 9/15/42[d]		375,000		397,633

INTEGRATED TELECOMMUNICATIONS SERVICES	1.0%
AT&T, Inc., 3.00%, due 6/30/22		570,000		579,962
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (USD)[b]		593	†	625,615

				1,205,577

MEDIA	0.2%
Comcast Corp., 3.30%, due 10/1/20		100,000		101,343
Comcast Corp., 3.45%, due 10/1/21		200,000		205,811

				307,154

REAL ESTATE	3.2%
DIVERSIFIED	0.5%
National Retail Properties, Inc., 3.80%, due 10/15/22		575,000		596,533

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Principal Amount	Value
FINANCE	0.3%
CyrusOne LP/CyrusOne Finance Corp., 5.00%, due 3/15/24		$365,000	$375,950

HEALTH CARE	0.3%
Senior Housing Properties Trust, 6.75%, due 12/15/21		130,000	137,751
Welltower, Inc., 3.95%, due 9/1/23		290,000	305,148

			442,899

NET LEASE	0.2%
Spirit Realty Capital, Inc., 3.75%, due 5/15/21		250,000	254,905

OFFICE	0.9%
Alexandria Real Estate Equities, Inc., 4.60%, due 4/1/22		250,000	263,570
Corporate Office Properties LP, 3.60%, due 5/15/23		658,000	662,822
Corporate Office Properties LP, 3.70%, due 6/15/21		250,000	252,467

			1,178,859

RESIDENTIAL	0.3%
Essex Portfolio LP, 3.375%, due 1/15/23		400,000	408,836

SELF STORAGE	0.1%
CubeSmart LP, 4.80%, due 7/15/22		160,000	168,699

SHOPPING CENTERS	0.2%
Weingarten Realty Investors, 4.450% to 10/15/23, due 1/15/24		200,000	210,900

SPECIALTY	0.4%
Equinix, Inc., 5.375%, due 1/1/22		500,000	514,375

TOTAL REAL ESTATE			4,151,956

UTILITIES—REGULATED ELECTRIC	0.1%
WEC Energy Group, Inc., 3.10%, due 3/8/22		100,000	101,839

TOTAL UNITED STATES			9,219,980

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$11,437,507)			11,506,675

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Principal Amount	Value
CORPORATE BONDS	1.9%
UNITED KINGDOM	0.1%
INTEGRATED TELECOMMUNICATIONS SERVICES
Vodafone Group PLC, 3.769% (3 Month US LIBOR + 0.99%), due 1/16/24 (FRN) (USD)[c]		$75,000	$75,241

UNITED STATES	1.8%
FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.2%
General Motors Financial Co., Inc., 4.347% (3 Month US LIBOR + 1.55%), due 1/14/22 (FRN)[c]		100,000	101,006
Morgan Stanley, 5.55% to 7/15/20, Series Jd,g		205,000	207,302

			308,308

INTEGRATED TELECOMMUNICATIONS SERVICES	0.5%
Verizon Communications, Inc., 3.45%, due 3/15/21		575,000	588,134

PIPELINES	0.1%
Enterprise Products Operating LLC, 5.25%, due 1/31/20		80,000	81,249

REAL ESTATE	0.6%
DIVERSIFIED	0.1%
Office Properties Income Trust, 3.60%, due 2/1/20		100,000	100,328

FINANCE	0.1%
iStar, Inc., 6.50%, due 7/1/21		225,000	229,500

HEALTH CARE	0.2%
HCP, Inc., 2.65%, due 2/1/20		260,000	260,167

RESIDENTIAL	0.2%
UDR, Inc., 3.70%, due 10/1/20		250,000	253,283

TOTAL REAL ESTATE			843,278

UTILITIES—REGULATED ELECTRIC	0.4%
WEC Energy Group, Inc., 3.375%, due 6/15/21		500,000	509,841

TOTAL UNITED STATES			2,330,810

TOTAL CORPORATE BONDS (Identified cost—$2,385,252)			2,406,051

		Number of Rights
RIGHTS—SPAIN	0.0%
Repsol SA, expires 7/9/2019[a]		5,502	3,052

TOTAL RIGHTS (Identified cost—$3,114)			3,052

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Principal Amount	Value
U.S. TREASURY INFLATION-PROTECTED SECURITIES	1.4%
U.S. Treasury Inflation Indexed Bonds, 1.375%, due 1/15/20		$679,386	$678,042
U.S. Treasury Inflation Indexed Bonds, 1.25%, due 7/15/20		1,112,992	1,120,360

TOTAL U.S. TREASURY INFLATION-PROTECTED SECURITIES (Identified cost—$1,812,979)			1,798,402

		Shares
SHORT-TERM INVESTMENTS	26.4%
MONEY MARKET FUNDS	4.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.17%[h]		5,648,663	5,648,663

		Principal Amount
U.S. TREASURY BILLS	22.0%
U.S. Treasury Bills, 2.43%, due 7/18/19[i]		$3,720,000	3,715,731
U.S. Treasury Bills, 2.31%, due 8/22/19[i]		7,000,000	6,976,643
U.S. Treasury Bills, 2.583%, due 10/10/19[i]		1,728,000	1,717,910
U.S. Treasury Bills, 2.65%, due 11/7/19[i]		4,454,000	4,421,322
U.S. Treasury Bills, 2.325%, due 11/21/19[i]		4,830,000	4,790,765
U.S. Treasury Bills, 2.458%, due 2/27/20[i,j]		6,530,000	6,445,456

			28,067,827

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$33,676,187)			33,716,490

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$114,896,653)	99.8%		127,557,839
OTHER ASSETS IN EXCESS OF LIABILITIES[k]	0.2		307,041

NET ASSETS	100.0%		$127,864,880

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

Glossary of Portfolio Abbreviations

ADR	American Depositary Receipt
CAD	Canadian Dollar
ETF	Exchange-Traded Fund
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
GMTN	Global Medium Term Note
HKD	Hong Kong Dollar
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
MTN	Medium Term Note
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
[a]	Non-income producing security.
[b]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $4,011,319 which represents 3.1% of the net assets of the Fund, of which 0.0% are illiquid.

[c]	Variable rate. Rate shown is in effect at June 30, 2019.
[d]	Security converts to floating rate after the indicated fixed-rate coupon period.
[e]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $201,321 which represents 0.2% of the net assets of the Fund, of which 0.0% are illiquid.

[f]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $201,321 or 0.2% of the net assets of the Fund.

[g]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[h]	Rate quoted represents the annualized seven-day yield.
[i]	The rate shown is the effective yield on the date of purchase.
[j]	All or a portion of this security has been pledged as collateral for futures contracts. $3,025,317 in aggregate has been pledged as collateral to Morgan Stanley & Co. LLC.
[k]	Liabilities in excess of other assets include unrealized appreciation/depreciation on open futures contracts at June 30, 2019.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

Country Summary	% of Net Assets
United States	66.4
Japan	5.4
Canada	4.3
Australia	4.0
Hong Kong	3.3
France	2.7
United Kingdom	2.6
Netherlands	1.4
Germany	1.2
Norway	1.1
China	1.1
Russia	0.9
Brazil	0.7
Singapore	0.7
South Africa	0.6
Sweden	0.6
Spain	0.6
Other	2.4

100.0

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
LONG FUTURES OUTSTANDING
Aluminum HG LME	12	July 17, 2019	$ 559,064	$ 534,675	$(24,389)
Aluminum HG LME	31	September 18, 2019	1,405,947	1,395,194	(10,753)
Aluminum HG LME	30	November 20, 2019	1,436,534	1,361,812	(74,722)
Aluminum HG LME	29	January 13, 2020	1,316,626	1,328,744	12,118
Brent Crude Oil[a]	60	July 31, 2019	4,096,554	3,884,400	(212,154)
Coffee C	19	December 18, 2019	746,164	805,481	59,317
Copper	20	September 26, 2019	1,325,248	1,356,750	31,502
Copper	22	December 27, 2019	1,465,654	1,496,275	30,621
Corn	76	September 13, 2019	1,654,850	1,614,050	(40,800)
Corn	41	December 13, 2019	809,704	884,575	74,871
Cotton No. 2	12	December 6, 2019	438,803	396,480	(42,323)
Gasoline	9	August 30, 2019	630,135	700,850	70,715
Gasoline	7	September 30, 2019	511,972	499,212	(12,760)
Gold	1	August 28, 2019	140,050	141,370	1,320
Gold	29	October 29, 2019	3,894,625	4,116,840	222,215
KC Wheat	16	September 13, 2019	330,567	369,200	38,633
Lean Hogs	20	August 14, 2019	690,683	608,000	(82,683)
Lean Hogs	12	October 14, 2019	371,059	340,080	(30,979)
Lean Hogs	7	June 12, 2020	251,002	248,080	(2,922)
Light Sweet Crude Oil[a]	34	August 20, 2019	1,810,305	1,989,680	179,375
Light Sweet Crude Oil[a]	48	February 20, 2020	2,536,790	2,741,760	204,970
Live Cattle	17	August 30, 2019	728,507	709,580	(18,927)
Low Sulphur Gasoil	3	September 12, 2019	172,290	180,150	7,860
Low Sulphur Gasoil	15	December 12, 2019	959,072	900,375	(58,697)
Natural Gas	45	August 28, 2019	1,214,029	1,026,900	(187,129)
Natural Gas	3	December 27, 2019	80,709	81,210	501
Natural Gas	38	February 26, 2020	1,020,290	988,760	(31,530)
Nickel LME	24	July 17, 2019	1,885,139	1,820,160	(64,979)
Nickel LME	9	September 18, 2019	644,842	686,070	41,228
Nickel LME	13	November 18, 2019	922,231	992,160	69,929
NY Harbor ULSD	7	November 29, 2019	615,478	576,681	(38,797)
NY Harbor ULSD	9	February 28, 2020	696,048	736,911	40,863
Platinum	4	October 29, 2019	165,492	168,220	2,728
Silver	1	September 26, 2019	76,791	76,705	(86)

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

Futures Contracts—(Continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
Silver	15	December 27, 2019	$ 1,123,844	$ 1,158,525	$ 34,681
Soybean	37	November 14, 2019	1,681,408	1,707,550	26,142
Soybean	20	January 14, 2020	909,486	934,500	25,014
Soybean Meal	32	January 14, 2020	969,940	1,039,360	69,420
Soybean Oil	55	December 13, 2019	932,327	951,390	19,063
Sugar 11	45	September 30, 2019	636,670	636,048	(622)
Wheat	18	September 13, 2019	400,156	474,525	74,369
Zinc LME	19	July 17, 2019	1,304,116	1,208,875	(95,241)
Zinc LME	12	September 18, 2019	745,362	750,300	4,938
Zinc LME	14	December 18, 2019	978,779	870,450	(108,329)

SHORT FUTURES OUTSTANDING
Aluminum HG LME	12	July 17, 2019	(531,201)	(534,675)	(3,474)
Aluminum HG LME	21	September 18, 2019	(936,748)	(945,131)	(8,383)
Aluminum HG LME	30	November 20, 2019	(1,377,982)	(1,361,813)	16,169
Aluminum HG LME	1	January 13, 2020	(45,090)	(45,819)	(729)
Brent Crude Oil[a]	10	May 14, 2020	(648,238)	(625,500)	22,738
Brent Crude Oil[a]	11	October 30, 2020	(638,001)	(675,620)	(37,619)
Cattle Feeder	7	August 29, 2019	(486,252)	(478,975)	7,277
Coffee C	3	September 18, 2019	(113,460)	(123,131)	(9,671)
Gasoline	8	November 29, 2019	(493,759)	(546,638)	(52,879)
Light Sweet Crude Oil[a]	31	May 19, 2020	(1,822,352)	(1,744,060)	78,292
Nickel LME	24	July 17, 2019	(1,703,080)	(1,820,160)	(117,080)
Nickel LME	1	September 18, 2019	(72,308)	(76,230)	(3,922)
Nickel LME	1	November 18, 2019	(72,230)	(76,320)	(4,090)
Nickel LME	3	December 18, 2019	(205,364)	(229,374)	(24,010)
NY Harbor ULSD	3	August 30, 2019	(230,849)	(245,347)	(14,498)
Soybean Meal	18	December 13, 2019	(585,744)	(581,220)	4,524
Soybean Meal	13	November 13, 2020	(615,251)	(618,475)	(3,224)
Zinc LME	19	July 17, 2019	(1,243,565)	(1,208,875)	34,690
Zinc LME	2	September 18, 2019	(123,580)	(125,050)	(1,470)
Zinc LME	22	December 18, 2019	(1,435,920)	(1,367,850)	68,070

					$ 154,282

[a]	Futures contracts are cash settled based on the price of the underlying commodity.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

Glossary of Portfolio Abbreviations

HG	High Grade
LME	London Metal Exchange
ULSD	Ultra Low Sulfur Diesel

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2019 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$114,896,653)	$127,557,839
Cash	180,993
Foreign currency, at value (Identified cost—$157,993)	158,128
Receivable for:
Fund shares sold	1,176,324
Investment securities sold	1,056,820
Dividends and interest	473,731
Other assets	10,189

Total Assets	130,614,024

LIABILITIES:
Payable for:
Investment securities purchased	1,469,886
Variation margin on futures contracts	524,017
Dividends declared	281,814
Fund shares redeemed	233,471
Investment advisory fees	29,183
Shareholder servicing fees	19,625
Administration fees	8,408
Distribution fees	665
Other liabilities	182,075

Total Liabilities	2,749,144

NET ASSETS	$127,864,880

NET ASSETS consist of:
Paid-in capital	$120,412,832
Total distributable earnings/(accumulated loss)	7,452,048

$127,864,880

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2019 (Unaudited)

CLASS A SHARES:
NET ASSETS	$10,000,098
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,095,459

Net asset value and redemption price per share	$9.13

Maximum offering price per share ($9.13 ÷ 0.955)[a]	$9.56

CLASS C SHARES:
NET ASSETS	$4,716,425
Shares issued and outstanding ($0.001 par value common stock outstanding)	517,986

Net asset value and offering price per share[b]	$9.11

CLASS I SHARES:
NET ASSETS	$109,383,212
Shares issued and outstanding ($0.001 par value common stock outstanding)	11,963,501

Net asset value, offering and redemption price per share	$9.14

CLASS R SHARES:
NET ASSETS	$58,821
Shares issued and outstanding ($0.001 par value common stock outstanding)	6,386

Net asset value, offering and redemption price per share	$9.21

CLASS Z SHARES:
NET ASSETS	$3,706,324
Shares issued and outstanding ($0.001 par value common stock outstanding)	406,135

Net asset value, offering and redemption price per share	$9.13

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2019 (Unaudited)

Investment Income:
Dividend income (net of $61,185 of foreign withholding tax)	$1,393,928
Interest income	590,106

Total Investment Income	1,984,034

Expenses:
Investment advisory fees	483,591
Administration fees	89,118
Professional fees	66,575
Custodian fees and expenses	55,919
Shareholder servicing fees—Class A	4,947
Shareholder servicing fees—Class C	6,044
Shareholder servicing fees—Class I	36,478
Registration and filing fees	38,453
Distribution fees—Class A	12,369
Distribution fees—Class C	18,131
Distribution fees—Class R	145
Shareholder reporting expenses	19,706
Transfer agent fees and expenses	17,166
Directors’ fees and expenses	11,032
Miscellaneous	17,401

Total Expenses	877,075
Reduction of Expenses (See Note 2)	(319,643)

Net Expenses	557,432

Net Investment Income (Loss)	1,426,602

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	3,418,299
Futures contracts	(1,859,226)
Foreign currency transactions	3,430

Net realized gain (loss)	1,562,503

Net change in unrealized appreciation (depreciation) on:
Investments in securities	8,804,107
Futures contracts	3,284,807
Foreign currency translations	1,180

Net change in unrealized appreciation (depreciation)	12,090,094

Net Realized and Unrealized Gain (Loss)	13,652,597

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,079,199

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2019	For the Year Ended December 31, 2018
Change in Net Assets:
From Operations:
Net investment income (loss)	$1,426,602	$2,515,836
Net realized gain (loss)	1,562,503	(137,694)
Net change in unrealized appreciation (depreciation)	12,090,094	(14,756,863)

Net increase (decrease) in net assets resulting from operations	15,079,199	(12,378,721)

Distributions to Shareholders:
Class A	(94,730)	(185,891)
Class C	(28,859)	(44,153)
Class I	(1,223,007)	(2,219,843)
Class R	(507)	(974)
Class Z	(41,330)	(37,005)
Tax Return of Capital to Shareholders:
Class A	—	(19,818)
Class C	—	(6,562)
Class I	—	(140,557)
Class R	—	(85)
Class Z	—	(2,240)

Total distributions	(1,388,433)	(2,657,128)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(13,064,477)	(19,675,990)

Total increase (decrease) in net assets	626,289	(34,711,839)
Net Assets:
Beginning of period	127,238,591	161,950,430

End of period	$127,864,880	$127,238,591

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the consolidated financial statements. They should be read in conjunction with the consolidated financial statements and notes thereto.

	Class A
Per Share Operating Performance:	For the Six Months Ended June 30, 2019	For the Year Ended December 31,
		2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.23	$9.14	$8.73	$7.99	$9.42	$9.62

Income (loss) from investment operations:

Net investment income (loss)[a]	0.09	0.11	0.09	0.05	0.08	0.08
Net realized and unrealized gain (loss)	0.90	(0.89)	0.46	0.91	(1.37)	(0.18)

Total from investment operations	0.99	(0.78)	0.55	0.96	(1.29)	(0.10)

Less dividends and distributions to shareholders from:

Net investment income	(0.09)	(0.12)	(0.14)	(0.20)	(0.12)	(0.08)
Net realized gain	—	—	—	—	—	(0.01)
Tax return of capital	—	(0.01)	—	(0.02)	(0.02)	(0.01)

Total dividends and distributions to shareholders	(0.09)	(0.13)	(0.14)	(0.22)	(0.14)	(0.10)

Net increase (decrease) in net asset value	0.90	(0.91)	0.41	0.74	(1.43)	(0.20)

Net asset value, end of period	$9.13	$8.23	$9.14	$8.73	$7.99	$9.42

Total return[b,c]	11.99%[d]	–8.61%	6.33%	11.99%	–13.80%	–1.07%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$10.0	$9.4	$28.5	$12.9	$13.2	$19.7

Ratios to average daily net assets:

Expenses (before expense reduction)	1.59%[e]	1.51%	1.51%	1.69%	1.63%	1.74%

Expenses (net of expense reduction)	1.15%[e]	1.14%	1.11%	1.24%	1.20%	1.35%

Net investment income (loss) (before expense reduction)	1.50%[e]	0.88%	0.62%	0.18%	0.43%	0.42%

Net investment income (loss) (net of expense reduction)	1.94%[e]	1.25%	1.02%	0.63%	0.86%	0.81%

Portfolio turnover rate[f]	64%[d]	99%	124%	118%	101%	96%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.
[d]	Not annualized.
[e]	Annualized.
[f]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
Per Share Operating Performance:	For the Six Months Ended June 30, 2019	For the Year Ended December 31,
		2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.21	$9.12	$8.71	$7.97	$9.38	$9.60

Income (loss) from investment operations:

Net investment income (loss)[a]	0.06	0.06	0.02	(0.01)	0.00 [b]	0.00 [b]
Net realized and unrealized gain (loss)	0.90	(0.89)	0.46	0.91	(1.35)	(0.16)

Total from investment operations	0.96	(0.83)	0.48	0.90	(1.35)	(0.16)

Less dividends and distributions to shareholders from:

Net investment income	(0.06)	(0.07)	(0.07)	(0.14)	(0.05)	(0.04)
Net realized gain	—	—	—	—	—	(0.01)
Tax return of capital	—	(0.01)	—	(0.02)	(0.01)	(0.01)

Total dividends and distributions to shareholders	(0.06)	(0.08)	(0.07)	(0.16)	(0.06)	(0.06)

Net increase (decrease) in net asset value	0.90	(0.91)	0.41	0.74	(1.41)	(0.22)

Net asset value, end of period	$9.11	$8.21	$9.12	$8.71	$7.97	$9.38

Total return[c,d]	11.64%[e]	–9.18%	5.48%	11.28%	–14.46%	–1.74%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$4.7	$5.0	$6.6	$8.3	$8.7	$15.3

Ratios to average daily net assets:

Expenses (before expense reduction)	2.24%[f]	2.19%	2.20%	2.37%	2.35%	2.40%

Expenses (net of expense reduction)	1.80%[f]	1.80%	1.80%	1.92%	2.00%	2.00%

Net investment income (loss) (before expense reduction)	0.83%[f]	0.31%	(0.14)%	(0.59)%	(0.30)%	(0.38)%

Net investment income (loss) (net of expense reduction)	1.27%[f]	0.70%	0.26%	(0.14)%	0.05%	0.02%

Portfolio turnover rate[g]	64%[e]	99%	124%	118%	101%	96%

[a]	Calculation based on average shares outstanding.
[b]	Amount is less than $0.005.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Does not reflect sales charges, which would reduce return.
[e]	Not annualized.
[f]	Annualized.
[g]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
Per Share Operating Performance:	For the Six Months Ended June 30, 2019	For the Year Ended December 31,
		2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.24	$9.16	$8.75	$8.01	$9.45	$9.64

Income (loss) from investment operations:

Net investment income (loss)[a]	0.10	0.15	0.11	0.10	0.09	0.10
Net realized and unrealized gain (loss)	0.90	(0.90)	0.46	0.89	(1.37)	(0.16)

Total from investment operations	1.00	(0.75)	0.57	0.99	(1.28)	(0.06)

Less dividends and distributions to shareholders from:

Net investment income	(0.10)	(0.16)	(0.16)	(0.23)	(0.14)	(0.11)
Net realized gain	—	—	—	—	—	(0.01)
Tax return of capital	—	(0.01)	—	(0.02)	(0.02)	(0.01)

Total dividends and distributions to shareholders	(0.10)	(0.17)	(0.16)	(0.25)	(0.16)	(0.13)

Net increase (decrease) in net asset value	0.90	(0.92)	0.41	0.74	(1.44)	(0.19)

Net asset value, end of period	$9.14	$8.24	$9.16	$8.75	$8.01	$9.45

Total return[b]	12.17%[c]	–8.31%	6.62%	12.32%	–13.64%	–0.67%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$109.4	$111.1	$124.7	$143.9	$85.9	$160.6

Ratios to average daily net assets:

Expenses (before expense reduction)	1.30%[d]	1.26%	1.26%	1.41%	1.39%	1.44%

Expenses (net of expense reduction)	0.80%[d]	0.80%	0.80%	0.91%	1.00%	1.00%

Net investment income (loss) (before expense reduction)	1.77%[d]	1.27%	0.81%	0.72%	0.66%	0.55%

Net investment income (loss) (net of expense reduction)	2.27%[d]	1.73%	1.27%	1.22%	1.05%	0.99%

Portfolio turnover rate[e]	64%[c]	99%	124%	118%	101%	96%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Not annualized.
[d]	Annualized.
[e]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
Per Share Operating Performance:	For the Six Months Ended June 30, 2019	For the Year Ended December 31,
		2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.30	$9.22	$8.81	$8.01	$9.45	$9.65

Income (loss) from investment operations:

Net investment income (loss)[a]	0.08	0.11	0.06	(0.06)	0.05	0.05
Net realized and unrealized gain (loss)	0.91	(0.91)	0.46	1.01	(1.37)	(0.16)

Total from investment operations	0.99	(0.80)	0.52	0.95	(1.32)	(0.11)

Less dividends and distributions to shareholders from:

Net investment income	(0.08)	(0.11)	(0.11)	(0.13)	(0.10)	(0.07)
Net realized gain	—	—	—	—	—	(0.01)
Tax return of capital	—	(0.01)	—	(0.02)	(0.02)	(0.01)

Total dividends and distributions to shareholders	(0.08)	(0.12)	(0.11)	(0.15)	(0.12)	(0.09)

Net increase (decrease) in net asset value	0.91	(0.92)	0.41	0.80	(1.44)	(0.20)

Net asset value, end of period	$9.21	$8.30	$9.22	$8.81	$8.01	$9.45

Total return[b]	11.93%[c]	–8.72%	5.99%	11.90%	–14.06%	–1.20%

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$58.8	$59.2	$89.5	$250.7	$1,190.8	$1,079.0

Ratios to average daily net assets:

Expenses (before expense reduction)	1.74%[d]	1.69%	1.70%	1.90%	1.85%	1.90%

Expenses (net of expense reduction)	1.30%[d]	1.30%	1.30%	1.45%	1.50%	1.50%

Net investment income (loss) (before expense reduction)	1.32%[d]	0.79%	0.32%	(1.10)%	0.26%	0.09%

Net investment income (loss) (net of expense reduction)	1.76%[d]	1.18%	0.72%	(0.65)%	0.61%	0.49%

Portfolio turnover rate[e]	64%[c]	99%	124%	118%	101%	96%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Not annualized.
[d]	Annualized.
[e]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
Per Share Operating Performance:	For the Six Months Ended June 30, 2019	For the Year Ended December 31,
		2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.23	$9.14	$8.74	$8.00	$9.43	$9.62

Income (loss) from investment operations:

Net investment income (loss)[a]	0.11	0.15	0.11	0.09	0.08	0.08
Net realized and unrealized gain (loss)	0.89	(0.89)	0.45	0.90	(1.35)	(0.15)

Total from investment operations	1.00	(0.74)	0.56	0.99	(1.27)	(0.07)

Less dividends and distributions to shareholders from:

Net investment income	(0.10)	(0.16)	(0.16)	(0.23)	(0.14)	(0.10)
Net realized gain	—	—	—	—	—	(0.01)
Tax return of capital	—	(0.01)	—	(0.02)	(0.02)	(0.01)

Total dividends and distributions to shareholders	(0.10)	(0.17)	(0.16)	(0.25)	(0.16)	(0.12)

Net increase (decrease) in net asset value	0.90	(0.91)	0.40	0.74	(1.43)	(0.19)

Net asset value, end of period	$9.13	$8.23	$9.14	$8.74	$8.00	$9.43

Total return[b]	12.19%[c]	–8.22%	6.51%	12.48%[d]	–13.67%[d]	–0.78%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$3.7	$1.6	$2.0	$2.2	$2.1	$9.9

Ratios to average daily net assets:

Expenses (before expense reduction)	1.24%[e]	1.19%	1.20%	1.37%	1.35%	1.50%

Expenses (net of expense reduction)	0.80%[e]	0.80%	0.80%	0.92%	1.00%	1.11%

Net investment income (loss) (before expense reduction)	2.07%[e]	1.32%	0.87%	0.56%	0.55%	0.41%

Net investment income (loss) (net of expense reduction)	2.51%[e]	1.71%	1.27%	1.01%	0.90%	0.80%

Portfolio turnover rate[f]	64%[c]	99%	124%	118%	101%	96%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Not annualized.
[d]

The net asset value (NAV) disclosed in the December 31, 2015 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on December 31, 2015. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on December 31, 2015.

[e]	Annualized.
[f]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Real Assets Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on October 25, 2011 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund’s investment objective is to provide attractive total returns over the long term and to maximize real returns during inflationary environments. The authorized shares of the Fund are divided into six classes designated Class A, C, F, I, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares are not currently available for sale.

Cohen & Steers Real Assets Fund Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, was incorporated on November 22, 2011 and commenced operations on January 31, 2012. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectus. The Fund expects that it will achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary. Unlike the Fund, the Subsidiary may invest without limitation in commodities. The Consolidated Schedule of Investments includes positions of the Fund and the Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Futures contracts traded on a commodities exchange or board of trade are valued at their settlement price at the close of trading on such exchange or board of trade.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2019 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Brazil	$944,228	$897,905	$46,323	$—
Other Countries	76,972,360	76,972,360	—	—
Preferred Securities— $25 Par Value	210,581	210,581	—	—
Preferred Securities— Capital Securities	11,506,675	—	11,506,675	—
Corporate Bonds	2,406,051	—	2,406,051	—
Rights	3,052	3,052	—	—
U.S. Treasury Inflation Protected Bonds	1,798,402	—	1,798,402	—
Short-Term Investments	33,716,490	—	33,716,490	—

Total Investments in Securities[a]	$127,557,839	$78,083,898	$49,473,941	$—

Futures Contracts	$1,574,153	$1,574,153	$—	$—

Total Derivative Assets[a]	$1,574,153	$1,574,153	$—	$—

Futures Contracts	$(1,419,871)	$(1,419,871)	$—	$—

Total Derivative Liabilities[a]	$(1,419,871)	$(1,419,871)	$—	$—

[a]	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Inflation adjustments to the principal amount of inflation-adjusted securities are reflected as interest income or reductions to interest income. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such

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amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Futures Contracts: The Fund uses futures contracts in order to gain exposure to the underlying commodities markets. Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in unrealized appreciation or depreciation on futures in the Consolidated Statement of Operations. Realized gain or loss, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, is reported in the Consolidated Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated as such on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Consolidated Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. With exchange traded futures contracts, the exchange or board of trade acts as

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the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Additionally, credit risk exists in exchange traded futures contracts with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of certain positions. In certain circumstances, the futures commission merchant (FCM) can require additional margin on the futures contracts which would subject the Fund to counterparty credit risk with the FCM.

Morgan Stanley & Co. LLC serves as the Fund’s FCM for the purpose of trading in commodity futures contracts, options and interests therein.

U.S. Treasury Inflation-Protected Securities: U.S. Treasury Inflation-Protected Securities (TIPS) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will increase or decrease, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed security will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Dividends from net investment income are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2019, no additional provisions for income tax are required in the Fund’s consolidated financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

The Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. The Subsidiary’s taxable income, including net gains, is included, as ordinary income, in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s and Subsidiary’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund.

For the six months ended June 30, 2019 and through June 30, 2021, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class I shares, 1.30% for Class R shares and 0.80% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the six months ended June 30, 2019, fees waived and/or expenses reimbursed totaled $319,643.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the average daily net assets of the Fund. For the six months ended June 30, 2019, the Fund incurred $51,583 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

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Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a maximum CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended June 30, 2019, the Fund has been advised that the distributor received $61, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, $46 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on this class are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of this class, including payments to dealers and other financial intermediaries for selling this class. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $649 for the six months ended June 30, 2019.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities and U.S. government obligations, excluding short-term investments, for the six months ended June 30, 2019 were as follows:

	Securities	U.S. Government Obligations	Total
Purchases	$60,933,313	$—	$60,933,313
Sales	77,202,242	943,248	78,145,490

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2019 and the effect of derivatives held during the six months ended June 30, 2019, along with the respective location in the consolidated financial statements.

Consolidated Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Commodity Risk:
Futures Contracts[a]		$—	Payable for variation margin on futures contracts	$154,282[b]

[a]	Not subject to a master netting agreement or another similar arrangement.
[b]

Amount represents the cumulative appreciation on futures contracts as reported on the Consolidated Schedule of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day variation margin payable to broker.

Consolidated Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Commodity Risk:
Futures Contracts	Net Realized and Unrealized Gain (Loss)	$(1,859,226)	$3,284,807

The following summarizes the volume of the Fund’s futures contracts activity during the six months ended June 30, 2019:

Futures Contracts
Average Notional Amount—Long	$44,037,459
Average Notional Amount—Short	(11,341,583)

Note 5. Income Tax Information

As of June 30, 2019, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$114,896,653

Gross unrealized appreciation on investments	$14,924,747
Gross unrealized depreciation on investments	(2,109,279)

Net unrealized appreciation (depreciation) on investments	$12,815,468

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

As of December 31, 2018, the Fund has a net capital loss carryforward of $4,655,811 which may be used to offset future capital gains. These losses are a short-term capital loss carryforward of $3,683,875 and a long-term capital loss carryforward of $971,936, which under current federal income tax rules, may offset capital gains recognized in any future period.

Note 6. Capital Stock

On March 19, 2019, the Board of Directors of the Fund approved the deregistration of Class T shares. The Fund is now authorized to issue 1.4 billion shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 400 million of Class I capital stock, 200 million of Class R capital stock and 200 million of Class Z capital stock. Class F shares are currently not available for purchase. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of certain intermediaries, as noted in the Fund’s prospectus, effective March 15, 2019, Class C shares automatically convert to Class A shares on a monthly basis approximately ten years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class A:
Sold	50,616	$452,651	364,978	$3,288,023
Issued as reinvestment of dividends and distributions	9,615	87,788	21,762	192,390
Redeemed	(112,947)	(1,012,129)	(2,360,806)	(21,112,038)

Net increase (decrease)	(52,716)	$(471,690)	(1,974,066)	$(17,631,625)

Class C:
Sold	11,559	$102,752	102,792	$925,641
Issued as reinvestment of dividends and distributions	1,918	17,473	3,247	28,502
Redeemed	(100,524)	(894,015)	(222,413)	(1,965,281)

Net increase (decrease)	(87,047)	$(773,790)	(116,374)	$(1,011,138)

Class I:
Sold	2,518,340	$22,534,103	6,569,688	$58,346,957
Issued as reinvestment of dividends and distributions	104,981	959,522	173,319	1,529,132
Redeemed	(4,141,421)	(37,159,674)	(6,883,209)	(60,694,412)

Net increase (decrease)	(1,518,100)	$(13,666,049)	(140,202)	$(818,323)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount

Class R:
Sold	1	$10	800	$7,496
Issued as reinvestment of dividends	55	507	115	1,021
Redeemed	(801)	(7,106)	(3,486)	(30,614)

Net increase (decrease)	(745)	$(6,589)	(2,571)	$(22,097)

Class Z:
Sold	227,945	$2,049,353	32,453	$290,629
Issued as reinvestment of dividends and distributions	4,527	41,330	4,234	37,282
Redeemed	(26,632)	(237,042)	(59,765)	(520,718)

Net increase (decrease)	205,840	$1,853,641	(23,078)	$(192,807)

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Commodities Risk: Investing in physical commodities, either directly or through complex instruments such as commodity futures contracts and options on commodity futures contracts presents unique risks, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors including: drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Because the Fund has a significant portion of its assets concentrated in commodity-related derivative instruments, developments affecting commodities may have a disproportionate impact on the Fund. The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

traditional securities, particularly if the instruments involve leverage. The value of commodity-related derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty risk, leverage risk and liquidity risk. In addition, the relationships between various commodities and related derivatives may not behave as expected. Use of leveraged commodity-related derivatives, if any, creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value).

Investments in commodity futures contracts and options on commodity futures contracts have a high degree of price variability and are subject to rapid and substantial price changes. Such investments could incur significant losses. There can be no assurance that the options strategy will be successful.

The use of options on commodity futures contracts is to enhance risk-adjusted total returns. The use of options, however, may not provide any, or only partial, protection for market declines. The return performance of the commodity futures contracts may not parallel the performance of the commodities or indexes that serve as the basis for the options it buys or sells; this basis risk may reduce overall returns.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Real Estate Market Risk: Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Natural Resources Risk: The Fund’s investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resource companies, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to

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environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The types of derivatives and other investments held by the Subsidiary generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the statement of additional information (SAI) and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Derivatives Risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty risk, leverage risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, the use of derivatives to hedge the Fund’s foreign currency risks may reduce returns or increase volatility, perhaps substantially.

Tax Risk: The Fund’s ability to make direct and indirect investments in commodity-related derivative instruments and certain related investments, is limited by the Fund’s intention to qualify as a RIC under the Internal Revenue Code of 1986; if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. The Fund’s investment in the Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. If the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

On March 29, 2017, the United Kingdom (UK) formally notified the European Council of its intention to leave the EU and commenced the formal process of withdrawing from the EU (referred to as Brexit). Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences and precise timeframe for Brexit, how it will be conducted, how negotiations of trade agreements will proceed, and how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules and amendments that modernize reporting and disclosure and require the implementation of a Liquidity Risk Management Program, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The investment advisor is registered with the Commodity Futures Trading Commission (CFTC) as a commodity pool operator (CPO) with respect to the Fund and the Subsidiary. Compliance with the CFTC’s disclosure, reporting and recordkeeping requirements may increase Fund expenses and may affect the ability of the Fund to use commodity interests (including futures, options on futures, commodities, and swaps) to the extent or in the manner desired.

LIBOR Risk: Many financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

The Fund and its Subsidiary are commodity pools under the Commodity Exchange Act. The investment advisor has registered with the CFTC as a commodity pool operator with respect to the Fund and the Subsidiary. Because of its management of other strategies, the Fund’s investment advisor is also registered with the CFTC as a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Note 9. New Accounting Guidance

In August 2018, the Financial Accounting Standards Board (FASB) issued a new Accounting Standards Update (ASU) No. 2018-13, “Fair Value Measurement (Topic 820), Disclosure Framework Changes to the Disclosure Requirements for Fair Value Measurement”. The amendments to ASU 2018-13 are intended to improve the effectiveness of disclosures in the notes to financial statements through modifications to disclosure requirements on fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. The Fund has adopted the amended disclosures permissible under the update. The adoption had no effect on the Fund’s net assets or results of operations.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2019 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REAL ASSETS FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. Previously, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which has now been rescinded. Both the Fund’s Form N-Q and Form N-PORT are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory and subadvisory agreements (the Advisory Agreements), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Advisory Agreements were discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 4, 2019 and at meetings of the full Board of Directors held in person on March 19, 2019 and June 11, 2019. At the meeting of the full Board of Directors on June 11, 2019, the Advisory Agreements were unanimously continued for a term ending June 30, 2020 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Advisory Agreements, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also considered a supplemental peer group compiled by the Investment Advisor when evaluating the Fund’s performance and fees and expenses; the Investment Advisor believes the supplemental peer group is more representative of the Fund’s investment strategy because most Peer Funds are not real assets focused funds. The Board of Directors also spoke directly

COHEN & STEERS REAL ASSETS FUND, INC.

with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board also considered information provided in response to a request for information submitted by counsel to the Independent Directors, as well as information provided in response to a supplemental request. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and, for the Investment Advisor, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor’s and Subadvisors’ personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor’s and Subadvisors’ ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor and the Subadvisors are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor and the Subadvisors: The Board of Directors considered the investment performance of the Fund versus Peer Funds and compared to a relevant blended benchmark. The Board of Directors noted that the Fund outperformed the peer group median for the one-year period ended March 31, 2019, ranking the Fund in the second quintile. The Board of Directors also noted that the Fund underperformed the peer group median for the three- and five-year periods ended March 31, 2019, ranking the Fund in the fourth quintile during each period. The Board of Directors noted that the Fund underperformed its blended benchmark for the one-, three- and five-year periods ended March 31, 2019. The Board of Directors also considered the Fund’s performance as compared to a supplemental peer group compiled by the Investment Advisor, and noted that the Fund outperformed the supplemental peer group median for the one- and five-year periods ended March 31, 2019, ranking first out of six and second out of four, respectively, and underperformed the supplemental peer group median for the three-year period ended March 31, 2019, ranking fourth out of five peers. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance during the periods. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreements but determined to continue to closely monitor the Fund’s

COHEN & STEERS REAL ASSETS FUND, INC.

performance and requested that the Investment Advisor provide detailed quarterly updates for this purpose.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board of Directors considered the contractual and actual management fee paid by the Fund as well as the Fund’s total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual management fee and net expense ratio were lower than the Peer Funds’ medians, each ranking in the first quintile. The Board of Directors considered that the Investment Advisor continues to waive a portion of its fees and/or reimburse expenses to limit the overall operating expenses of the Fund. The Board of Directors also considered the Fund’s fees and expenses versus the supplemental peer group compiled by the Investment Advisor, and noted that the Fund’s actual management fee was higher than the supplemental peer group median, ranking fourth out of six peers, and the Fund’s net expense ratio was lower than the supplemental peer group median, ranking third out of six peers. The Board of Directors, in considering the Fund’s fees and expenses, took into account the additional complexity associated with managing a Fund with multiple investment disciplines. In light of the considerations above, the Board of Directors concluded that the Fund’s expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. Since the Subadvisors are paid by the Investment Advisor (and not by the Fund) for investment services provided to the Fund and are affiliates of the Investment Advisor, the Board of Directors considered the profitability of the Investment Advisor as a whole and did not consider the Subadvisors separate profitability to be particularly relevant to their determination. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors noted that because of the Fund’s asset size, the operating expenses continue to be subsidized, and the Fund is not yet profitable.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered the Fund’s asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreements

COHEN & STEERS REAL ASSETS FUND, INC.

to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Advisory Agreements to those under the Investment Advisor’s other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates, including additional information about the ranges of such fees provided in response to a supplemental request for information, noting that the Investment Advisor provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreements.

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

(FORMERLY COHEN & STEERS DIVIDEND VALUE FUND)

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REAL ASSETS FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

Vincent L. Childers

Vice President

Jon Cheigh

Vice President

Nick Koutsoftas

Vice President

Benjamin Ross

Vice President

William F. Scapell

Vice President

Jason Yablon

Vice President

Yigal D. Jhirad

Vice President

Dana A. DeVivo

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—RAPAX
Class C—RAPCX
Class F—RAPFX*
Class I—RAPIX
Class R—RAPRX
Class Z—RAPZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Real Assets Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F shares are currently not available for purchase.

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Cohen & Steers

Real Assets

Fund

Semiannual Report June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

RAPAXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REAL ASSETS FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

Date: August 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Financial Officer (Chief Financial Officer)

Date: August 30, 2019